UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VCXB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On August 9, 2023, 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (“10X III”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among 10X III, 10X AGT Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of 10X III (“Merger Sub”), and American Gene Technologies International Inc., a Delaware corporation (“AGT”).

The Merger Agreement and the transactions contemplated thereby (the “Transactions”) were approved by the boards of directors of each of 10X III and AGT.

The Business Combination

Pursuant to the Merger Agreement and on the terms and subject to the conditions set forth in that certain Separation Agreement by and between AGT and a newly formed, wholly owned, direct subsidiary of AGT (“SpinCo”), substantially in the form set forth as Exhibit A to the Merger Agreement (the “Separation Agreement”), prior to the effective time of the Merger (the “Effective Time”), AGT will (i) complete the contribution, transfer or assignment of certain assets and liabilities, resulting in (A) the SpinCo and its subsidiaries owning and operating any business other than AGT’s business involving researching, developing, manufacturing and commercializing pharmaceuticals and other products for the diagnosis, treatment, management or prevention of human immunodeficiency virus (the “SpinCo Business”), and (B) AGT and its subsidiaries continuing to own and operate AGT’s business involving researching, developing, manufacturing and commercializing pharmaceuticals and other products for the diagnosis, treatment, management or prevention of human immunodeficiency virus (the “AGT Retained Business”), as described in the internal reorganization plan (the “Internal Reorganization”), and (ii) make a distribution of the SpinCo Business to the holders of shares of AGT capital stock as of the record date through a distribution of all of the equity of SpinCo to holders of AGT on a pro rata basis and with the same rights, preferences and privileges of AGT’s current capital stock (the “Distribution”).

Following the consummation of the Internal Reorganization and Distribution, SpinCo will operate the SpinCo Business under the name “AGT Holdings, Inc.” Following the Distribution, AGT’s business will consist solely of the AGT Retained Business.

Pursuant to the Merger Agreement, 10X III will, subject to obtaining the required shareholder approvals and at least one day prior to the Effective Time, change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Redomicile”).

At least one day prior to the consummation of the Merger (as defined below), subject to obtaining 10X III shareholder approval, 10X III will adopt the certificate of incorporation in the form set forth as Exhibit E to the Merger Agreement, and each Class B ordinary share, par value $0.0001 per share, of 10X III (“Class B ordinary shares”) and each Class A ordinary share, par value $0.0001 per share, of 10X III (“Class A ordinary shares”) shall convert into common stock, par value $0.0001 per share, of 10X III (after its domestication as a Delaware corporation) (“10X III Common Stock”). Further, immediately prior to the Effective Time, AGT shall cause each share of AGT’s Class A-1 Preferred Stock, Class B-1 Preferred Stock, Class C-1 Preferred Stock, Class D-1 Preferred Stock, Class E-1 Preferred Stock and Class F-1 Preferred Stock (“AGT Preferred Stock”) to be converted into a number of shares of common stock, par value $0.0001 per share, of AGT (“AGT Common Stock”) at the then-effective conversion price (as calculated pursuant to AGT’s Amended and Restated Certificate of Incorporation (the “AGT Charter”)) in accordance with the AGT Charter (such conversions, the “Preferred Stock Conversion”). At Closing (as defined below), each then issued and outstanding unit of 10X III, which consists of one Class A ordinary share and one-half of one public warrant, shall, to the extent not already split by the holder thereof, be separated and convert automatically into one share of 10X III Common Stock and one-half of one 10X III Warrant (as defined below).

At the Effective Time, AGT (or, should AGT elect to undergo the F-Reorganization (as defined in the Merger Agreement), a newly formed parent of AGT) will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of 10X III. In connection with the closing of the Merger (the “Closing”), 10X III will change its name to “Addimmune Inc.” (“Addimmune”). The Redomicile, the Merger and the other Transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

Merger Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each share of AGT Common Stock (including shares of AGT Preferred Stock converted into AGT Common Stock in connection with the Preferred Stock Conversion) issued and outstanding immediately prior to the Effective Time, other than any shares of AGT Common Stock subject to AGT Restricted Stock Awards (as defined below), shall be converted into the right to receive the number of shares of duly authorized, validly issued, fully paid and nonassessable shares of 10X III Common Stock (the “Merger Consideration”) equal to the quotient obtained by dividing (x) the quotient obtained by dividing (1) $500,000,000 by (2) ten dollars and fifteen cents ($10.15) by (y) the sum, without duplication, of the aggregate number of shares of AGT Common Stock that are (i) issued and outstanding immediately prior to the Effective Time (after giving effect to the Preferred Stock Conversion and including shares of AGT Common Stock subject to Restricted Stock Awards) or (ii) issuable upon the exercise or settlement of options or warrants of AGT (whether or not then vested or exercisable) that are outstanding immediately prior to the Effective Time (the “Exchange Ratio”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the Effective Time, (i) each option to purchase AGT Common Stock (“AGT Options”) outstanding immediately prior to the Effective Time, whether vested or unvested, shall, automatically convert into an option to purchase a number of shares of 10X III Common Stock equal to the product (rounded down to the nearest whole number) of (x) the number of shares of AGT Common Stock subject to such AGT Option immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of AGT Common Stock of such AGT Option immediately prior to the Effective Time divided by (B) the Exchange Ratio and (ii) each warrant to purchase AGT Common Stock (“AGT Warrants”) issued and outstanding immediately prior to the Effective Time shall convert into a warrant covering a number of 10X III Common Stock (“10X III Warrants”) equal to the product of (x) the total number of shares of AGT Common Stock, AGT Preferred Stock or other equity securities issued by AGT (collectively, “AGT Stock”) subject to such AGT Warrant and (y) the Exchange Ratio, rounded up to the nearest whole share. Immediately prior to the Effective Time, each grant of an award in respect of a share of AGT Common Stock subject to vesting, repurchase, forfeiture or other lapse restrictions granted under an AGT equity incentive plan (an “AGT Restricted Stock Award”) then outstanding shall be assumed and converted into that number of whole shares of 10X III Common Stock equal to the product of (x) the total number of shares of AGT Stock subject to such AGT Restricted Stock Award and (y) the Exchange Ratio, rounded up to the nearest whole share.

Earnout

At the Closing, and as additional consideration for the Merger and the other Transactions, 10X III will issue to each holder of AGT Common Stock its, his or her pro rata portion of a number of shares of 10X III Common Stock equal to the quotient obtained by dividing (i) $300,000,000 by (ii) ten dollars and fifteen cents ($10.15) (the “Earnout Shares”), to be earned, released and delivered upon satisfaction of the following milestones (each, a “Triggering Event”): (i) the date on which the volume-weighted average trading sale price of one share of 10X III Common Stock quoted on any tier of The New York Stock Exchange, any tier of The Nasdaq Stock Market LLC or the NYSE American (a “National Exchange”) (or such other exchange on which the shares of 10X III Common Stock are then listed) is greater than or equal to $15.00 for any fifteen (15) Trading Days (as defined in the Merger Agreement) within any thirty (30) consecutive Trading Day period within the Earnout Period (as defined below) (“Triggering Event I”); (ii) the date on which the volume-weighted average trading sale price of one share of 10X III Common Stock quoted on a National Exchange (or such other exchange on which the shares of 10X III Common Stock are then listed) is greater than or equal to $17.50 for any fifteen (15) Trading Days within any thirty (30) consecutive Trading Day period within the Earnout Period (“Triggering Event II”); (iii) the date on which the volume-weighted average trading sale price of one share of 10X III Common Stock quoted on a National Exchange (or such other exchange on which the shares of 10X III Common Stock are then listed) is greater than or equal to $20.00 for any fifteen (15) Trading Days within any thirty (30) consecutive Trading Day period within the Earnout Period (“Triggering Event III”); (iv) the date within the Earnout Period on which AGT or any of its subsidiaries begins a Subsequent Clinical Trial (as defined in the Merger Agreement) (i.e., the first dosing or treatment of a patient in the Subsequent Clinical Trial) (“Triggering Event IV”); (v) the date within the Earnout Period on which AGT or any of its subsidiaries issues a public announcement regarding the initial acquisition of data from at least one patient enrolled in a Subsequent Clinical Trial (“Triggering Event V”); and (vi) the date within the Earnout Period on which AGT or any of its subsidiaries completes the acquisition of data from a Phase 2 Clinical Trial (as defined in the Merger Agreement) (“Triggering Event VI”).

Upon the occurrence of a Triggering Event, one-sixth of the Earnout Shares shall be released. Each Triggering Event shall only occur once, if at all; provided, that such Triggering Events may be achieved at the same time or on overlapping Trading Days. The “Earnout Period” means the time period beginning on the date that the Closing occurs (the “Closing Date”) and ending on the date that is the five-year anniversary of the Closing Date.

Governance

Except as otherwise agreed in writing by AGT and 10X III prior to the Closing, and conditioned upon the occurrence of the Closing, subject to any limitation imposed under applicable laws and applicable National Exchange listing requirements, 10X III shall take all actions necessary or appropriate such that (a) each director of 10X III in office shall cease to be a director and (b) certain individuals shall be appointed to the Addimmune board of directors, consisting of four (4) individuals appointed by AGT, two (2) individuals appointed by 10X Capital SPAC Sponsor III LLC (“Sponsor”) and one (1) individual mutually agreeable to AGT and Sponsor.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties, and covenants of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of 10X III and AGT and that each of the parties have undertaken to procure approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In addition, 10X III has agreed to adopt an equity incentive plan in the form set forth as Exhibit I to Exhibit 2.1 hereto.

Conditions to Each Party’s Obligations

The obligation of 10X III and AGT to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the HSR Act and all other consents of (or filings or registrations with) any governmental authority required in connection with the execution, delivery and performance of the Merger Agreement being obtained, expired or otherwise terminated, as applicable; (ii) no prohibition by a governmental authority prohibiting or enjoining the transactions contemplated by the Merger Agreement; (iii) the completion of the offer to redeem the ordinary shares of 10X III, (iv) the approval of the Merger Agreement and the Merger by 10X III’s shareholders, (v) the approval of the Merger Agreement and the Merger by AGT’s stockholders and (vi) the Registration Statement (as defined below) becoming effective.

The obligation of 10X III to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of AGT being true and correct to the standards applicable to such representations and warranties and each of the covenants of AGT having been performed or complied with in all material respects, (ii) delivery to 10X III by AGT of a signed officer’s certificate, dated as of the date of Closing, certifying that certain closing conditions have been fulfilled, (iii) delivery to 10X III by AGT of executed counterparts to all Ancillary Agreements (as defined in the Merger Agreement) to which AGT or a stockholder of AGT is party, and each such agreement being in full force and effect, and to the extent applicable, the covenants to be performed by AGT thereunder having been performed prior to the Closing in all material respects, (iv) the Internal Reorganization and the Distribution having been consummated in all material respects in accordance with the Separation Agreement, (v) no Material Adverse Effect (as defined in the Merger Agreement) having occurred and (vi) delivery to 10X III of a written opinion from RSM International, in form reasonably satisfactory to AGT and 10X III.

The obligation of AGT to consummate the Business Combination is also subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of 10X III and Merger Sub being true and correct to the standards applicable to such representations and warranties and each of the covenants of 10X III having been performed or complied with in all material respects, (ii) delivery to AGT by 10X III of a signed officer’s certificate, dated as of the date of Closing, certifying that certain closing conditions have been fulfilled, (iii) the approval of the 10X III Common Stock and 10X III Warrants for listing on a National Exchange, (iv) delivery to AGT by 10X III of executed counterparts to all Ancillary Agreements to which 10X III or Sponsor is party, (v) certain directors and executive officers of 10X III specified in the Merger Agreement having been removed from their respective positions or having tendered their irrevocable resignations, in each case effective as of the Effective Time, (vi) neither 10X III nor Merger Sub having outstanding indebtedness in excess of $1,000,000, other than 10X III Warrants or Working Capital Loans (as defined in the Merger Agreement), (vii) the completion of the Redomicile and delivery to AGT of a time-stamped copy of the certificate issued by the Secretary of State of the State of Delaware in relation thereto, (viii) 10X III having Available Closing Cash (as defined in the Merger Agreement) in an amount that equals or exceeds $25,000,000, and (ix) delivery to AGT by 10X III of an officer’s certificate setting forth (A) the aggregate number of public shares of 10X III (“10X III Public Shares”) that redeeming shareholders have duly elected to redeem, (B) the number of 10X III Public Shares that will be issued and outstanding after giving effect to the redemption and (C) its good faith estimate and calculation of the Available Closing Cash.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of 10X III and AGT, (ii) by 10X III, subject to certain exceptions, if any of the representations and warranties of AGT are not true and correct or if AGT fails to perform any of its respective covenants or agreements set forth in the Merger Agreement such that certain conditions to the obligations of 10X III cannot be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by AGT, subject to certain exceptions, if any of the representations and warranties made by 10X III are not true and correct or if 10X III fails to perform any of its covenants or agreements set forth in the Merger Agreement such that the condition to the obligations of AGT cannot be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) by either 10X III or AGT if the Closing has not occurred on or before October 14, 2023 (the “Termination Date”); provided that, if 10X III seeks and obtains any additional extension of its term, 10X III shall have the right by providing written notice thereof to AGT to extend the Termination Date for an additional period equal to the shortest of (x) the period ending on the last date for 10X III to consummate its initial business combination pursuant to such Extension(s) and (y) such period as determined by 10X III, (v) by either AGT or 10X III if the consummation of the Merger is permanently enjoined, prohibited or made illegal by the terms of a final, non-appealable governmental order or other law; (vi) prior to obtaining the required approvals by 10X III shareholders, by AGT if the 10X III board of directors changes its recommendation that 10X III shareholders approve the proposals included in the proxy statement/prospectus or fails to include such recommendation in the proxy statement/prospectus, (vii) by AGT if certain required approvals are not obtained by 10X III shareholders after the conclusion of a meeting of 10X III’s shareholders held for the purpose of voting on such approvals, and (viii) by 10X III if the required approvals by AGT stockholders have not been obtained within ten (10) business days following the date that the Registration Statement is disseminated by AGT to its stockholders.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties, and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules, which are not filed publicly, and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. 10X III does not believe that these schedules contain information that is material to an investment decision.

Acquiror Support Agreement

Concurrently with the execution of the Merger Agreement, 10X III entered into the Acquiror Support Agreement (the “Acquiror Support Agreement”) with AGT and Sponsor and the directors and officers of 10X III (collectively, the “Class B Holders”) pursuant to which the Class B Holders agreed to, among other things, (1) vote at any meeting or pursuant to any action of written resolution of the shareholders of 10X III all of their Class B ordinary shares, held of record or thereafter acquired in favor of the Business Combination, the Redomicile and the other Proposals (as defined in the Merger Agreement) and (2) be bound by certain other covenants and agreements related to the Business Combination, in each case, on the terms and subject to the conditions set forth in the Acquiror Support Agreement.

Pursuant to the Acquiror Support Agreement, the Class B Holders agreed not to Transfer (as defined in the Acquiror Support Agreement) any Lock-Up Shares (as defined in the Acquiror Support Agreement) during the period beginning on the Closing Date and ending on the date that is thirty-six (36) months after the Closing Date (the “Lock-Up Period” and such restriction, the “Transfer Restriction”), except in accordance with the following: (i) with respect to an amount of shares equal to one-half of the Lock-Up Shares (the “First Tranche”), the Transfer Restriction shall expire with respect to twenty-five percent (25%) of the First Tranche on the date that is thirty (30) calendar days after the Closing Date; (ii) the Transfer Restriction shall expire with respect to the remaining seventy-five percent (75%) of the First Tranche on the date that is one hundred eighty (180) calendar days after the Closing Date, provided that, if at any point the closing price of 10X III Common Stock exceeds $12.00 for any fifteen (15) Trading Days within any consecutive thirty (30) Trading Day period, the Transfer Restriction shall expire with respect to an amount of Lock-Up Shares subject to this clause (ii) equal to the number of shares unlocked pursuant to clause (i) above on a date that may be earlier than one hundred eighty (180) calendar days after the Closing Date; (iii) with respect to one-sixth of an amount of shares equal to the remaining one-half of the Lock-Up Shares (the “Second Tranche”), the Transfer Restriction shall expire upon the date on which Triggering Event I occurs; (iv) with respect to one-sixth of the Second Tranche, the Transfer Restriction shall expire upon the date on which Triggering Event II occurs; (v) with respect to one-sixth of the Second Tranche, the Transfer Restriction shall expire upon the date on which Triggering Event III occurs; (vi) with respect to one-sixth of the Second Tranche, the Transfer Restriction shall expire upon the date on which Triggering Event IV occurs; (vii) with respect to one-sixth of the Second Tranche, the Transfer Restriction shall expire upon the date on which Triggering Event V occurs; and (viii) with respect to one-sixth of the Second Tranche, the Transfer Restriction shall expire upon the date on which Triggering Event VI occurs. No Transfer Restrictions shall apply to any of the Lock-Up Shares after the expiration of the Lock-Up Period, and the Transfer Restriction will terminate with respect to all Lock-Up Shares on the date on which Addimmune completes a liquidation, merger, capital stock exchange, reorganization, sale of all or substantially all of its assets or other similar transaction that results in a majority of post-merger Addimmune stockholders having the right to exchange their shares for cash, securities, or other property.

The foregoing description of the Acquiror Support Agreement is subject to and qualified in its entirety by reference to the full text of the Acquiror Support Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Company Support Agreement

Concurrently with the execution of the Merger Agreement, certain stockholders of AGT representing the requisite votes necessary to approve the Business Combination and the Preferred Stock Conversion (the “Stockholders”), entered into support agreements (the “Company Support Agreements”) with 10X III and AGT, pursuant to which the Stockholders agreed (i) to the extent such Stockholder holds AGT Preferred Stock, to vote in favor of or consent to the Preferred Stock Conversion, (ii) to vote in favor of or consent to the Distribution and the other transactions contemplated by the Separation Agreement, (iii) vote at any meeting of the stockholders of AGT all shares of AGT Common Stock or AGT Preferred Stock held of record or thereafter acquired in favor of the Business Combination and the other Transactions contemplated by the Merger Agreement, (iv) be bound by certain other covenants and agreements related to the Business Combination and (v) be bound by certain transfer restrictions with respect to such securities, prior to the Closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Company Support Agreements.

The foregoing description of the Company Support Agreements is subject to and qualified in its entirety by reference to the full text of the form of Company Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, Addimmune, Sponsor and certain stockholders of AGT will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, Sponsor and such securityholders will be granted certain customary registration rights, on the terms and subject to the conditions therein, with respect to securities of Addimmune they will hold following the Merger.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit D to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Lock-Up Agreement

At Closing, each director, officer, and stockholder of AGT that will own more than 0.5% of 10X III Common Stock (the “Lock-Up Holders”) will enter into a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which the Lock-Up Holders will agree not to, prior to the expiration of the period beginning on the Closing Date and ending on the date that is six (6) months after the Closing Date, (A) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of or establish or increase a put equivalent position or liquidation with respect to or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder, with respect to, any security, (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (C) publicly announce any intention to effect any transaction specified in clause (A) or (B), with respect to any shares of 10X III Common Stock held by the Lock-Up Holders immediately following Closing, including any 10X III Common Stock received in the Business Combination, but excluding shares of 10X III Common Stock acquired in the public market, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted (the “Lock-Up Shares”). The Lock-Up Agreement provides for certain permitted transfers, including but not limited to, transfers to certain affiliates or family members.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 9, 2023, 10X III and AGT issued a joint press release announcing their entry into the Merger Agreement. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events

On August 9, 2023, 10X III and AGT entered into a non-binding letter of intent (the “LOI”) with CF Principal Investments LLC, an affiliate of Cantor Fitzgerald and Co. (“Cantor”), related to a committed equity facility (the “Facility”). Upon negotiation and execution of a definitive purchase agreement (the “Purchase Agreement”) between the parties with respect to the proposed transaction, 10X III (or any successor entity to 10X III following the Business Combination, as applicable) will have the right, from time to time at its option, to sell to Cantor up to $50 million shares of 10X III Common Stock (the “Securities”). Upon 10X III’s delivery of a purchase notice, Cantor would be required to buy a specified percent of the daily trading volume of the Securities (subject to a maximum of 25%) on the day Cantor receives such purchase notice.

In accordance with the LOI, the Facility would terminate on the earlier of (i) 18 months from the closing of the Business Combination; (ii) the sale of all Securities allocated to the Purchase Agreement; and (iii) termination by 10X III upon 10 days’ notice.

Sales of the Securities to Cantor under the Facility, and the timing of any sales, will be determined by 10X III from time to time in its sole discretion and will depend on a variety of factors, including, among other things, market conditions and the trading price of the Securities. Prior to any sales under the Facility, 10X III would be required to file a resale registration statement with the Securities and Exchange Commission (the “SEC”) and have it declared and maintained effective.

The parties intend to negotiate and execute a definitive purchase agreement to reflect the above terms; however, until such purchase agreement is signed by all the parties, with the exception of a three-month exclusivity arrangement, no party will have any liability to any other party with respect to the proposed transaction.

The LOI can be terminated by the: (a) mutual written agreement of the parties; (b) Cantor (in its sole discretion) at any time if it no longer desires to pursue the proposed Facility; or (c) 10X III after the expiration of a three-month exclusivity period. Any termination of the LOI pursuant to clauses (b) or (c) above shall be pursuant to a written notice provided by the terminating party to the other party and, except as otherwise set forth in such notice, any such termination shall be effective upon receipt of such written notice by the non-terminating party. Upon such termination, the LOI will be deemed null, void and of no further force or effect, and all obligations and liabilities of the parties under the LOI or otherwise related to the proposed Facility will terminate. For the avoidance of doubt, 10X III's termination of the LOI prior to the expiration of the three-month exclusivity period will not relieve it of its obligation to not pursue a transaction until the expiration of a three-month exclusivity period.

Additional Information and Where to Find It

10X III intends to file with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement/prospectus of 10X III, in connection with the Business Combination. After the Registration Statement is declared effective, 10X III will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. 10X III’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with 10X III’s solicitation of proxies for its shareholders’ meeting to be held to approve the Business Combination because the proxy statement/prospectus will contain important information about 10X III, AGT and the Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of 10X III as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the Registration Statement, each preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by 10X III may be obtained free of charge from 10X III at https://www.10xspac.com/spacIII. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: 10X Capital Venture Acquisition Corp. III, 1 World Trade Center, 85th Floor, New York, NY 10007. The information contained on or accessible through 10X III’s corporate website or any other website that it may maintain is not part of this Current Report on Form 8-K.

Participants in the Solicitation

10X III, AGT and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of 10X III’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of 10X III’s directors and officers in 10X III’s filings with the SEC, including the Registration Statement to be filed with the SEC by 10X III, and such information and names of AGT’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by 10X III, which will include the proxy statement of 10X III for the Business Combination.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or 10X III’s or AGT’s future financial or operating performance. For example, statements about the expected timing of the completion of the Business Combination, the benefits of the Business Combination, the competitive environment, and the expected future performance (including future revenue, pro forma enterprise value, and cash balance) and market opportunities of AGT are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by 10X III and its management, and AGT and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against 10X III, AGT, the combined company or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of 10X III, the stockholders of AGT, or to satisfy other conditions to Closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of AGT as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its management and key employees; (8) the ability to develop, license or acquire new therapeutics; (9) uncertainties inherent in the execution, cost, and completion of preclinical studies and clinical trials; (10) risks related to regulatory review and approval and commercial development; (11) the inherent uncertainty associated with the FDA approval process; (12) the risk that AGT is unable to secure or protect its intellectual property; (13) costs related to the Business Combination; (14) changes in applicable laws or regulations; (15) the possibility that AGT or the combined company may be adversely affected by other economic, business and/or competitive factors; and (16) other risks and uncertainties described in 10X III’s registration statement on Form S-1 and Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2022 and its subsequent Quarterly Reports on Form 10-Q, and in the Registration Statement to be filed by 10X III with the SEC in connection with the Business Combination.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither 10X III nor AGT undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report relates to a proposed business combination between 10X III and AGT. This document is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated as of August 9, 2023, by and among 10X Capital Venture Acquisition Corp. III, 10X AGT Merger Sub, LLC and American Gene Technologies International Inc
10.1	Acquiror Support Agreement, dated August 9, 2023, by and among 10X Capital Venture Acquisition Corp. III, American Gene Technologies International Inc., 10X Capital SPAC Sponsor III LLC and the directors and executive officers of 10X Capital Venture Acquisition Corp. III named therein
10.2	Form of Company Support Agreement
10.3	Form of Lock-Up Agreement
99.1	Press Release, dated August 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2023	10X CAPITAL VENTURE ACQUISITION CORP. III

	By:	/s/ Hans Thomas
	Name:	Hans Thomas
	Title:	Chairman and Chief Executive Officer